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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934



                  May 28, 2003                                    0-16132
------------------------------------------------         ----------------------
Date of Report (Date of earliest event reported)         Commission File Number


                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                                      22-2711928
-------------------------------         ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)


                               7 Powder Horn Drive
                            Warren, New Jersey 07059
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 271-1001
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.     Other Events.

On May 28, 2003, Celgene Corporation (the "Company") issued a press release announcing its intention to offer a new issue of $300 million of Convertible Notes due 2008 to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). These Notes will be convertible into the Company's common stock at a price to be determined. A copy of the Company's press release issued on May 28, 2003 pursuant to Rule 135c of the Securities Act is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

On May 29, 2003, the Company issued a press release announcing that it had agreed to privately place $325 million aggregate principal amount of Convertible Notes due 2008 ($25 million more than previously announced). These Notes will be convertible into Celgene Corporation common stock at a conversion price of $48.45 per share (reflecting a premium of 50%, relative to the NASDAQ closing price for Celgene common stock of $32.30 on May 28, 2003), and will bear interest at a rate of 1.75% per annum. The Company has granted the initial purchaser of the Notes a 30-day option to purchase an additional $75 million principal amount of the Notes. The offering of the notes, which will be made to qualified institutional buyers as defined in Rule 144A of the Securities Act, is expected to close on June 3, 2003. A copy of the Company's press release issued on May 29, 2003 pursuant to Rule 135c of the Securities Act is attached as
Exhibit 99.2 hereto and is incorporated herein by reference.

On May 30, 2003, the Company issued a press release announcing that the initial purchaser of $325 million of its 1.75% Convertible Notes due 2008 has elected to exercise its option to purchase an additional $75 million principal amount of such Notes. As a result, the final aggregate principal amount of the offering of the Notes will be $400 million. A copy of the Company's press release issued on May 30, 2003 pursuant to Rule 135c of the Securities Act is attached as Exhibit
99.3 hereto and is incorporated herein by reference.

The securities described in this Form 8-K have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell these securities nor is it a solicitation of an offer to purchase these securities. The statements in this Form 8-K regarding future aspects relating to the offering and other statements which are not historical facts are forward-looking statements that involve risks and uncertainties, including, but not limited to, market and competitive conditions, that may cause actual future experience and results to differ materially from the statements made.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:
         --------

    Exhibit Number                                         Description
    --------------                                         -----------
         99.1 Press Release of Celgene Corporation dated May 28, 2003 issued pursuant to Rule 135c of the Securities Act.

         99.2 Press Release of Celgene Corporation dated May 29, 2003 issued pursuant to Rule 135c of the Securities Act.

         99.3 Press Release of Celgene Corporation dated May 30, 2003 issued pursuant to Rule 135c of the Securities Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 CELGENE CORPORATION

Dated: June 5, 2003



                 By:  /s/ Robert J. Hugin
                  ------------------------------
                 Name: Robert J. Hugin
                 Title: Senior Vice President and
                 Chief Financial Officer

                                  EXHIBIT INDEX


       Exhibit                             Description
       -------                             -----------

         99.1 Press Release of Celgene Corporation dated May 28, 2003 issued pursuant to Rule 135c of the Securities Act.

         99.2 Press Release of Celgene Corporation dated May 29, 2003 issued pursuant to Rule 135c of the Securities Act.

         99.3 Press Release of Celgene Corporation dated May 30, 2003 issued pursuant to Rule 135c of the Securities Act.

                                                                   Exhibit 99.1

                                            Contact: Robert J. Hugin
                                                     Senior VP and CFO
                                                     Celgene Corporation
                                                     (732) 271-4102


 Celgene Corporation Announces Proposed $300 Million Convertible Notes Offering


WARREN, NJ - (May 28, 2003) - Celgene Corporation (NASDAQ: CELG) announced today that it proposes to offer a new issue of $300 million of Convertible Notes due 2008 through a Rule 144A offering to qualified institutional buyers. These Notes will be convertible into Celgene Corporation common stock at a price to be determined.

The Notes and the common stock issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy the Notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

Celgene Corporation, headquartered in Warren, New Jersey, is an integrated biopharmaceutical company engaged primarily in the discovery, development and commercialization of novel therapies for the treatment of cancer and inflammatory diseases through gene and protein regulation. For more information, please visit the Company's website at www.celgene.com.

This release contains certain forward-looking statements which involve known and unknown risks, delays, uncertainties and other factors not under the Company's control, which may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include results of current or pending research and development activities, actions by the FDA and other regulatory authorities, and those factors detailed in the Company's filings with the Securities and Exchange Commission such as 10K, 10Q and 8K reports.

                                                                    Exhibit 99.2

                                            Contact: Robert J. Hugin
                                                     Senior VP and CFO
                                                     Celgene Corporation
                                                     (732) 271-4102

 Celgene Corporation Announces Pricing of $325 Million Convertible Note Offering

      - Transaction Highlights: 1.75% Coupon and 50.0% Conversion Premium -

WARREN, NJ - (May 29, 2003) - Celgene Corporation (NASDAQ: CELG) announced today that it agreed to privately place $325 million aggregate principal amount of Convertible Notes due 2008. These Notes will be convertible into Celgene Corporation common stock at a conversion price of $48.45 per share (reflecting a premium of 50%, relative to the NASDAQ closing price for Celgene common stock of $32.30 on May 28, 2003), and will bear interest at a rate of 1.75% per annum. The Company has granted the initial purchaser of the Notes a 30-day option to purchase an additional $75 million principal amount of the Notes. The placement of the notes is expected to close on June 3, 2003.

Celgene expects to use the net proceeds of the offering for general corporate purposes. The Notes will be convertible into shares of the Company's common stock upon the occurrence of certain events. The offering is being made by means of an offering memorandum to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended.

The Notes and the common stock issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy the Notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

Celgene Corporation, headquartered in Warren, New Jersey, is an integrated biopharmaceutical company engaged primarily in the discovery, development and commercialization of novel therapies for the treatment of cancer and inflammatory diseases through gene and protein regulation. For more information, please visit the Company's website at www.celgene.com.

This release contains certain forward-looking statements which involve known and unknown risks, delays, uncertainties and other factors not under the Company's control, which may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include results of current or pending research and development activities, actions by the FDA and other regulatory authorities, and those factors detailed in the Company's filings with the Securities and Exchange Commission such as 10K, 10Q and 8K reports.

                                                                    Exhibit 99.3

                                            Contact: Robert J. Hugin
                                                     Senior VP and CFO
                                                     Celgene Corporation
                                                     (732) 271-4102


 Initial Purchaser Exercises Option to Purchase an Additional $75 Million of the
                    $325 Million of 1.75% Convertible Notes


WARREN, NJ - (May 30, 2003) - Celgene Corporation (NASDAQ: CELG) announced today that the initial purchaser of $325 million of its 1.75% Convertible Notes due 2008 has elected to exercise its option to purchase an additional $75 million principal amount of such Notes. As a result, the final aggregate principal amount of the offering of the Notes will be $400 million. These Notes will be convertible into Celgene Corporation common stock at a conversion price of $48.45 per share (reflecting a premium of 50%, relative to the NASDAQ closing price for Celgene common stock of $32.30 on May 28, 2003). The placement of the Notes is expected to close on June 3, 2003.

As previously announced, Celgene expects to use the net proceeds of the offering for general corporate purposes. The offering is being made by means of an offering memorandum to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended.

The Notes and the common stock issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy the Notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

Celgene Corporation, headquartered in Warren, New Jersey, is an integrated biopharmaceutical company engaged primarily in the discovery, development and commercialization of novel therapies for the treatment of cancer and inflammatory diseases through gene and protein regulation. For more information, please visit the Company's website at www.celgene.com.

This release contains certain forward-looking statements which involve known and unknown risks, delays, uncertainties and other factors not under the Company's control, which may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include results of current or pending research and development activities, actions by the FDA and other regulatory authorities, and those factors detailed in the Company's filings with the Securities and Exchange Commission such as 10K, 10Q and 8K reports.